TCW Funds, Inc.

TCW Small Cap Growth Fund – Class I and Class N

and

TCW Growth Equities Fund – Class I and Class N

Supplement dated February 14, 2017 to

the Prospectus dated February 29, 2016, as amended (the “Prospectus”)

Disclosure relating to

TCW Small Cap Growth Fund and TCW Growth Equities Fund

The Board of Directors of TCW Funds, Inc. (the “Corporation”) has approved a Plan of Liquidation for the TCW Small Cap Growth Fund and the TCW Growth Equities Fund (the “Funds”), pursuant to which the Funds will be liquidated (the “Liquidation”) on or about March 15, 2017 (“Liquidation Date”). This date may be changed without notice at the discretion of the Corporation’s officers.

Suspension of Sales. Effective the close of business on February 15, 2017, the Funds will no longer sell shares to new investors or existing shareholders, including through exchanges into the Funds from other funds of the Corporation.

Mechanics. In connection with the Liquidation, any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the respective Funds have paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of the Funds of record at the time of the Liquidation. Additionally, the Funds must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. TCW Investment Management Company LLC (“TIMCO”), investment advisor to the Funds, intends to distribute substantially all of the Funds’ net investment income prior to the Liquidation. TIMCO will bear all expenses in connection with the Liquidation to the extent such expenses exceed the amount of the Funds’ normal and customary fees and expenses accrued by the Funds through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Funds’ normal and customary fees and expenses.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Funds may redeem their shares of the Funds and receive the net asset value thereof, pursuant to the procedures set forth under “Selling Shares” of “Your Investment – Account Policies and Services” in the Prospectus. Shareholders may also exchange their Funds shares for shares of the same class of any other fund of the Corporation, as described in and subject to any restrictions set forth under “Exchanging Shares” of “Your Investment – Account Policies and Services” in the Prospectus.

U.S. Federal Income Tax Matters. For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Corporation at 1-800-FUND TCW (1-800-386-3829).

Please retain this Supplement with your Prospectus for future reference.